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                                                                  EXHIBIT 99.170


YENDT, JOHN
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FROM:               Yendt, John
SENT:               Thursday, April 13, 2000 12:24 AM
TO:                 `Fulin_A_Zhuang@calpx.com'
Cc:                 Thibodeaux, Paul black pearls draft design doc
SUBJECT:



[ATTACHMENT]



CUT IT TO PIECES!



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